Fifth Third Bank | All Rights Reserved 4Q08 Trends January 22, 2009 Please refer to earnings release dated January 22, 2009 for full results reported on a GAAP basis Exhibit 99.4

Fifth Third Bank | All Rights Reserved
4Q08 in review
Difficult quarter due to continued deterioration in credit and significant non-recurring items
— 4Q08 net loss of $2.2 billion, or $3.82 per diluted share; full year net loss of $2.2 billion or $3.94 per diluted share
— Sold or transferred to held-for-sale $1.6 billion in original loan balances, incurred losses of
$800 million on these loans; allowance for loan and lease losses increased $729 million
— Non-cash goodwill impairment charge of $965 million
Core business momentum remains solid
— Net interest income growth of 14% from the previous year driven by loan discount accretion related to the second quarter First Charter acquisition. Excluding loan discount accretion, net interest income increased 4%
— Fee income growth of 26%, up 4% excluding BOLI and OTTI charges, on continued growth in payments processing revenue, deposit service revenue and corporate banking revenue
— Average core deposits up 2% and average total deposits up 8%
Strong capital position, well above target ranges
— Tier 1 capital ratio of 10.6%
— Total capital ratio of 14.8%
— Tangible equity ratio of 7.9%
— Capital actions included reducing the dividend to $0.01 from $0.15 per share and completing the sale of approximately $3.4 billion in preferred shares to the U.S. Treasury

Fifth Third Bank | All Rights Reserved
2.00%
2.20%
2.40%
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
4Q07 1Q08 2Q08* 3Q08* 4Q08*
$500
$550
$600
$650
$700
$750
$800
$850
$900
Net interest income NIM
Net interest income
* 4Q08 reported results: 14% year-over-year growth and 3.46% NIM. Results above exclude $130 million charge related to leveraged lease litigation in 2Q08 and exclude $31 million, $215 million and $81 million in loan discount accretion from the First Charter acquisition in 2Q08, 3Q08 and 4Q08, respectively.

Fifth Third Bank | All Rights Reserved
Fee income
Growth rate: 4%
Payment
processing
Deposit
service
charges
Investment
advisory
Corporate
banking
Mortgage
Secs/other
Reported year-over-year fee income growth of 26%. Results above exclude $34 million estimated non-cash BOLI charge and $40 million OTTI charges in 4Q08.
Excludes $76 million in litigation revenue from a prior acquisition, $27 million BOLI charge, and $51 million OTTI charges in 3Q08. Excludes $152 million BOLI charge and $273 million Visa IPO gain in 1Q08. Excludes $177 million BOLI charge in 4Q07.
YOY
growth
+3%
+2%
-17%
+14%
NM
NM
Continued growth in processing, deposit fees and corporate banking fees
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
4Q07 1Q08 2Q08 3Q08 4Q08

Fifth Third Bank | All Rights Reserved
th
Fifth Third Processing Solutions
4Q08 revenue
38%
35%
27%
Merchant
Services
Financial
Institutions
Bankcard
+5%
2-Yr
CAGR
YOY
growth
+14%
+10% 0%
+7%
+4%
Merchant Services Financial Institutions
•
4   leading U.S. acquirer
•
Over 42,000 merchants
•
~169,000 merchant locations
•
$192B in signature volume
•
$28.4B in credit/debit processing volume
•
e.g. Nordstrom, Saks, Walgreen's,
Office Max, Barnes and Noble, U.S.
Treasury
•
Drives nearly 11,000 ATMs throughout
the U.S. and 11 countries
•
~3,000 FI relationships
•
Supports more than 49 million debit
cards
•
1,400 correspondent banking
relationships
Bankcard
•
$2.2B in outstanding balances
•
1.9 million cardholders
•
Top three Debit MasterCard Issuer
•
11   offline and 12   online debit card
issuer
•
23   largest U.S. credit card issuer by total
accounts
$0
$50
$100
$150
$200
$250
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
Financial Institutions Bankcard Merchant Services
th
th
rd

Fifth Third Bank | All Rights Reserved
Corporate banking
$0
$30
$60
$90
$120
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
International Business lending
Derivatives Capital markets lending fees
2-Yr
CAGR
YOY
growth
+19%
+25%
+12%
+27%
+6%
-3%
+10%
+32%
International
• Letters of credit
• Foreign exchange
Capital markets lending fees
• Institutional Sales
• Asset securitization/conduit fees
• Loan/lease syndication fees
Derivatives
• Customer interest rate derivatives
Business lending fees
• Commitment and other loan fees

Fifth Third Bank | All Rights Reserved
Credit by portfolio*
C&I
46%
Home equity
7%
Other
consumer
1%
Auto
5%
Residential
mortgage
8%
Commercial
mortgage
11%
Commercial
construction
18%
Card
4%
MI
24%
FL
16%
Other /
National
17%
KY
2%
TN
1%
IL
12%
OH
17%
IN
10%
NC
1%
Net charge-offs by loan type Net charge-offs by geography
($ in millions)
C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer
Total
consumer
Total loans &
leases
Loan balances $29,197 $12,502 $5,114 $3,666 $50,479 $9,385 $12,752 $8,594 $1,811 $1,122 $33,664 $84,143
% of total 35% 15% 6% 4% 60% 11% 15% 10% 2% 1% 40%
Non-performing assets $548 $502 $400 $21 $1,472 $719 $243 $34 $30 $1 $1,027 $2,499
NPA ratio 1.88% 4.02% 7.82% 0.59% 2.92% 7.66% 1.90% 0.40% 1.68% 0.10% 3.05% 2.97%
Net charge-offs $382 $94 $151 $0 $626 $68 $54 $43 $30 $6 $201 $827
Net charge-off ratio 5.03% 2.84% 10.00% 0.00% 4.70% 2.90% 1.68% 2.00% 6.82% 2.41% 2.40% 3.81%
*Loans remaining in loan portfolio as of December 31, 2008
(data excludes loans held-for-sale)

Fifth Third Bank | All Rights Reserved
Non-performing assets and net charge-offs:
Product view*
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008
C&I/Lease Auto Credit Card
Other CRE Res RE
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008
C&I/Lease Auto/Other CRE Res RE
Total NPAs Total NCOs
*Loans remaining in loan portfolio as of December 31, 2008
(data excludes loans held-for-sale)

Fifth Third Bank | All Rights Reserved
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Q4 2007 Q1 2008 Q2 2008 3Q 2008 4Q 2008
Other SE National Other MW
Michigan Florida
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008
Other SE National Other MW
Michigan Florida
Non-performing assets and net charge-offs:
Geographic view*
Total NPAs Total NCOs
*Loans remaining in loan portfolio as of December 31, 2008
(data excludes loans held-for-sale)

Fifth Third Bank | All Rights Reserved
9/30/2008 Total Current
Contractual carrying 4Q08 carrying
($ in millions) balance value charge-offs value
Sold 240 177 120 -
Moved to held-for-sale 1,370 1,165 680 473
Total $1,610 $1,342 $800 $473
NPAs as of 9/30/2008
980 732 474 229
Non-NPAs as of 9/30/2008
630 609 326 244
Total $1,610 $1,342 $800 $473
Florida 808 669 393 261
Michigan 651 538 354 138
Georgia 17 16 5 7
North Carolina 27 16 2 14
Other 106 102 45 53
Total $1,610 $1,342 $800 $473
C&I 75 60 39 24
Commercial Mortgage 718 625 372 231
Commercial Construction 817 657 389 218
Commercial Lease - - - -
Total $1,610 $1,342 $800 $473
Portfolio actions
Loans identified where sale value
believed to exceed work out value
Portfolio actions reduced risk of further
loss on more problematic loan portfolios
Loans sold or transferred to held-for-
sale reduced to value of approximately
$0.33 on dollar
$440 million, or 55%, of losses were on
homebuilder / developer credits
55% of carrying values on non-accrual
as of 9/30/08; remainder believed to
have significant potential issues
warranting sale
Of the $800 million in 4Q08 losses:
— 93% in Michigan and Florida
— 95% on CRE loans

Fifth Third Bank | All Rights Reserved
Portfolio performance drivers*
Performance Largely Driven By
No Participation In
Subprime
Option ARMs
Discontinued or Suspended Lending
Discontinued in 2007:
Brokered home equity ($2.3B)
Suspended in 2008:
Homebuilder/residential development ($2.5B)
Other non-owner occupied commercial RE ($8.6B)
Saleability:
All mortgages originated for intended sale**
** Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography:
Florida, Michigan most stressed
4Q08 C/O ratio:
Total loan portfolio 5.27%
Commercial portfolio 6.18%
Consumer portfolio 3.93%
Remaining Midwest, Southeast performance
reflects economic trends
4Q08 C/O ratio:
Total loan portfolio 3.22% ex-FL/MI
Commercial portfolio 4.13% ex-FL/MI
Consumer portfolio 1.74% ex-FL/MI
Products:
Homebuilder/developer charge-offs $128 million in
4Q08
Total charge-off ratio 3.81% (3.32% ex-HBs)
Commercial charge-off ratio 4.70% (3.93% ex-
HBs)
Brokered home equity charge-offs 4.52% in 4Q08
Direct home equity portfolio 1.04%
*Loans remaining in loan portfolio as of December 31, 2008 (data excludes loans held-for-sale)

Fifth Third Bank | All Rights Reserved
Loss mitigation activities
Reset policies and guidelines
— Eliminated all brokered home equity production
— Significantly tightened underwriting limits and exception authorities
— Further restrictions on consumer guidelines for weaker geographies
— Suspended all new residential development lending and non-owner occupied commercial property lending
— New concentration limits for commercial portfolio
Loss mitigation and containment
— Implemented Watch and Criticized Asset Reduction initiative
— Major expansion of commercial and consumer workout teams
— Implemented aggressive home equity line management program
— Expanded consumer credit outreach program
— Rigorous review of geographic exposures
— Sales of problem loans

Fifth Third Bank | All Rights Reserved
•
Capital plan and targets designed to help ensure strong capital levels, positioning Fifth Third to absorb significant potential losses and provisions in a potentially more difficult environment through 2009
•
Revised capital targets in June 2008 in order to provide greater cushion
•
Strengthened Fifth Third’s capital position through several capital actions intended to maintain a Tier 1 ratio within target range should credit deterioration persist
— Capital issuances
–
Issued $1.1 billion of Tier 1 capital in the form of convertible preferred securities;
achieved new Tier 1 target immediately
–
Completed the sale of $3.4 billion in senior preferred shares to the U.S.
Department of the Treasury under the Capital Purchase Program
— Dividend reductions – Reduced quarterly common dividend to $0.01 per share, conserves approximately $300 million in common equity on a full year basis
— Asset sales/dispositions – Continue to evaluate businesses from a strategic planning perspective
Strong capital position
7.9%
14.8%
10.6%
4Q08
6-7%
11.5-12.5%
8-9%
Target
N/A
10%
6%
Regulatory
“well- capitalized”
minimum
TE/TA
Total Capital
Tier 1 Capital
Ratio

Fifth Third Bank | All Rights Reserved
Active management of liquidity profile
Fifth Third remains heavily core funded
Flexibility and liquidity further enhanced by
— Dividend reductions
— Large capital raise further bolstered
Holding Company cash and capital
levels
— Significant committed lines available
to access secured borrowings against
assets
Strong debt ratings relative to peers
Stable Funding Highlights
Equity
10%
Other
liabilities
4%
ST
Borrowings
9%
Savings /
MMDA
17%
Interest
Checking
12%
Foreign Office
2%
Non-core
Deposits
10%
Consumer
Time
12%
Demand
13%
Long Term
Debt
11%

Fifth Third Bank | All Rights Reserved
Strong holding company liquidity profile
750
4956
0
1000
2000
3000
4000
5000
6000
2009 2010 2011 2012 2013 2014 on
Current holding company cash position
through 1Q10
Sufficient to:
— Satisfy all fixed obligations over the
next twenty-four months (debt
maturities, common and preferred
dividends, interest and other
expenses)
Without:
— Accessing capital markets
— Relying on dividends from
subsidiaries
— Proceeds from asset sales
$31 million in debt maturities in 2009; none
in next four years
Holding Company Unsecured Debt Maturities Highlights
$mm
Holding Company Liquidity Position
Cash at 12/31/08: $2.7 billion
Expected cash obligations over the next 12 months
— $31 million in debt maturities
— ~$23 million common dividends
— ~$264 million preferred dividends
— ~$442 million interest and other expenses
Fifth Third
Bancorp
Fifth Third
Capital Trust

Fifth Third Bank | All Rights Reserved
Strong bank liquidity profile
39 3
835
500
1639
5287
0
1000
2000
3000
4000
5000
6000
2009 2010 2011 2012 2013 2014 on
Current unused borrowing capacity under
secured facilities sufficient to fund all
unsecured maturities for over five years
— Assumes no access to capital markets
Active management to maintain available
lines associated with pledgeable assets to
ensure contingency funding
Reduction of overnight borrowings through
use of more dependable, less expensive
secured facilities
Significant available borrowing capacity at
each of subsidiary banks
Bank Unsecured Debt Maturities Highlights
$mm
Bank Liquidity Position
Current unused available borrowing capacity $17
billion
FHLB borrowings $6.1 billion
Core deposits of $66.5 billion
Equity of $14.2 billion
All market borrowings by Fifth Third Bank (OH)
Fifth Third Bank
(Ohio)

Fifth Third Bank | All Rights Reserved
Fifth Third debt ratings*
# Date of most recent change in rating or outlook
AA
A+
A
Aa3
LT Deposit
Negative 10/24/08 F1 A F1 A Fitch
AA
A
Aa3
Senior
Fifth Third Bank (OH, MI)
R-1H
A-1
P-1
Short-term
3/18/08
12/19/08
9/18/08
Rating
Date
#
Current
Outlook
Fifth Third Bancorp
Negative
Negative
Negative
R-1M
A-2
P-1
Short-
term
AA (low) DBRS
A- S&P
A1 Moody’s
Senior
Source: Bloomberg LLP as of 1/20/2009
The ratings listed in this document are generated from information provided to Fifth Third through Bloomberg LP. These ratings are subject to change based upon criteria developed by the applicable rating agency; Fifth Third does not necessarily agree with any of these ratings and has not independently verified or reviewed any of these companies to determine whether they would meet any ratings, underwriting or other credit criteria developed independently by Fifth Third. Neither you nor any customer should use these ratings as determinative in purchasing credit or other services from Fifth Third. Fifth Third does not provide legal, accounting, financial, tax or other expert advice. Consult your own legal, accounting, financial and tax advisors before making any decision to invest with or request credit from Fifth Third.

Fifth Third Bank | All Rights Reserved
Fifth Third debt ratings
Lead Bank
Moody's S&P Fitch DBRS
JPMorgan Chase (JPMorgan Chase Bank NA) Aa1 AA- AA- AAL
Wells Fargo (Wells Fargo Bank NA) Aa1 AA+ AA AAH
US Bank (US Bank NA North Dakota) Aa1 AA+ AA- NR
Bank of America (Bank America America NA) Aa2 AA- A+ AAL
BB&T (BB&T Co/WI) Aa2 AA- AA- AA
Fifth Third Bancorp (Fifth Third Bank) Aa3 A A AA
SunTrust (SunTrust Bank) Aa3 AA- A+ AAL
PNC (PNC Bank NA) Aa3 A+ A+ AAL
Citi (Citibank NA) Aa3 A+ A+ AA
M&I (M&I Bank) Aa3 A A+ A
Comerica (Comerica Bank) A1 A+ A+ AH
Regions (Regions Bank) A1 A+ A+ AAL
Key (Key Bank NA) A1 A A NR
M&T (Manufacturers & Traders Trust Co.) A1 A A- A
Capital One (Capital One Bank USA NA) A2 A- A- AL
Huntington (Huntington National Bank) A2 A- A- A
Zions (Zions First National Bank, Utah) A2 A- A- A
NR: not rated
Long-Term Issuer Rating
Source: Bloomberg LLP as of 1/20/2009
The ratings listed in this document are generated from information provided to Fifth Third through Bloomberg LP. These ratings are subject to change based upon criteria developed by the applicable rating agency; Fifth Third does not necessarily agree with any of these ratings and has not independently verified or reviewed any of these companies to determine whether they would meet any ratings, underwriting or other credit criteria developed independently by Fifth Third. Neither you nor any customer should use these ratings as determinative in purchasing credit or other services from Fifth Third. Fifth Third does not provide legal, accounting, financial, tax or other expert advice. Consult your own legal, accounting, financial and tax advisors before making any decision to invest with or request credit from Fifth Third.

19 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Nonperforming assets*
• Total NPAs of $2.5B
• Homebuilder/developer NPAs of $366 M;
represent 15% of total NPAs
• Commercial NPAs of $1.5B; down 26 percent
from the third quarter
• Consumer NPAs of $1.0B; recent growth
driven by residential real estate, particularly
in Michigan and Florida
2%
13%
20%
6%
14%
8%
21%
21%
3%
7%
40%
17%
6%
1%
1%
5%
20%
8%
4%
10%
15%
2%
28%
3%
20%
10%
11%
17%
34%
1%
11%
1%
8%
3%
25%
C&I^ (23%) CRE (36%) Residential (38%) Other Consumer (3%)
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN
Residential
$961M
38%
C&I*
$570M
23%
Other
$66M
3%
CRE
$902M
36%
^C&I includes commercial lease
NORTH
CAROLINA
OTHER /
NATIONAL
*Loans remaining in loan portfolio as of December 31, 2008 (data excludes loans held-for-sale)

Fifth Third Bank | All Rights Reserved
Commercial construction*
Accomodation
1%
Auto Retailers
1%
Finance &
insurance
3%
Construction
39%
Manufacturing
1%
Real estate
44%
Retail Trade
1%
Other
9%
Wholesale
Trade
1%
Loans by geography Credit trends
Loans by industry Comments
• Declining valuations in residential and land developments
• In 4Q08 reduced concentrations in most stressed markets
(Florida and Michigan)
• Continued stress expected through 2009
OH
29%
IN
8%
IL
9%
KY
4%
TN
7%
NC
8%
Other
2%
FL
17%
MI
16%
($ in millions)
4Q07 1Q08 2Q08 3Q08 4Q08
Balance $5,561 $5,592 $6,007 $6,002 $5,114
90+ days delinquent $67 $49 $53 $84 $73
90+ days ratio 1.21% 0.87% 0.88% 1.40% 1.44%
NPAs $257 $418 $552 $659 $400
as % of loans 4.61% 7.48% 9.19% 10.98% 7.82%
Net charge-offs $12 $72 $49 $88 $151
as % of loans 0.83% 5.20% 3.46% 5.71% 10.00%
Commercial construction
*Loans remaining in loan portfolio as of December 31, 2008 (data excludes loans held-for-sale)

Fifth Third Bank | All Rights Reserved
Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• 5% of commercial loans; < 3% of total gross loans
• Balance by product approximately 52% Construction,
35% Mortgage, 13% C&I
MI
18%
OH
22%
IN
5%
IL
6%
KY
4%
TN
4%
NC
17%
Other
5%
FL
19%
C&I
13%
Commercial
construction
52%
Commercial
mortgage
35%
*Increase in 2Q08 balance due to the First Charter acquisition
*Loans remaining in loan portfolio as of December 31, 2008 (data excludes loans held-for-sale)
($ in millions) 4Q07 1Q08 2Q08* 3Q08 4Q08
Balance $2,868 $2,705 $3,295 $3,065 $2,481
90+ days delinquent $57 $60 $123 $105 $74
90+ days ratio 1.99% 2.21% 3.73% 3.41% 2.98%
NPAs $176 $309 $547 $702 $366
as % of loans 6.14% 11.42% 16.62% 22.89% 14.74%
Net charge-offs $8 $43 $34 $163 $128
as % of loans 1.11% 6.14% 4.63% 19.75% 19.71%
Homebuilders/developers

Fifth Third Bank | All Rights Reserved
Residential mortgage
1   liens: 100% ; weighted average LTV: 77%
Weighted average origination FICO: 729
Origination FICO distribution:  <659 9%; 660-689 8%; 690-719
12%; 720-749 13%; 750+ 31%; Other ^ 27%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <70 26%; 70.1-80 41%; 80.1-90 12%;
90.1-95 5%; >95% 16%
Vintage distribution: 2008 15%; 2007 18%; 2006 16%; 2005 20%;
2004 and prior 25%
% through broker: 14%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
29% FL concentration driving 69% total loss
FL lots ($385 mm) running at 20% annualized loss rate
(YTD)
Mortgage company originations targeting 95% salability
OH
22%
IN
6%
KY
4%
NC
6%
Other
10%
FL
29%
TN
2%
MI
14%
IL
7%
^ Includes acquired loans where FICO at origination is not available st
($ in millions)
4Q07 1Q08 2Q08 3Q08 4Q08
Balance $10,540 $9,873 $9,866 $9,351 $9,385
90+ days delinquent $186 $192 $229 $185 $198
90+ days ratio 1.76% 1.95% 2.32% 1.98% 2.11%
NPAs $216 $333 $448 $593 $719
as % of loans 2.04% 3.37% 4.54% 6.34% 7.66%
Net charge-offs $18 $34 $63 $77 $68
as % of loans 0.72% 1.33% 2.57% 3.16% 2.90%
Residential mortgage

Fifth Third Bank | All Rights Reserved
nd
nd
st
nd
nd st
st
Home equity
1   liens: 24%; 2 liens: 76% (18% of 2 liens behind FITB 1 s)
Weighted average origination FICO: 755
Origination FICO distribution: <659 4%; 660-689 8%; 690-719 14%; 720-
749 17%; 750+ 47%; Other 10%
Weighted average CLTV: 77% (1 liens 62%; 2 liens 82%) Origination
CLTV distribution: <70 36%; 70.1-80 20%; 80.1-90 19%; 90.1-95 9%; >95
16%
Vintage distribution: 2008 11%; 2007 13%; 2006 18%; 2005 16%; 2004 and
prior 42%
% through broker channels: 19% WA FICO: 740 brokered, 758 direct; WA
CLTV: 89% brokered; 74% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 18% of portfolio concentration in broker product driving approximately 49% total loss
Portfolio experiencing increased loss severity (losses on 2 liens approximately 100%)
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
MI
22%
OH
33%
IN
9%
IL
11%
KY
9%
Other
1%
FL
9%
NC
5%
TN
1%
*Increase in 2Q08 balance due to the First Charter acquisition
($ in millions)
4Q07 1Q08 2Q08 3Q08 4Q08
Balance $2,713 $2,651 $2,433 $2,368 $2,313
90+ days delinquent $34 $33 $34 $31 $37
90+ days ratio 1.25% 1.26% 1.40% 1.33% 1.58%
Net charge-offs $17 $23 $28 $30 $26
as % of loans 2.52% 3.29% 4.64% 5.05% 4.52%
Home equity - brokered
MI
20%
OH
24%
IN
10%
IL
11%
KY
7%
Other
21%
FL
3%
NC
1%
TN
3%
($ in millions)
4Q07 1Q08 2Q08* 3Q08 4Q08
Balance $9,161 $9,152 $9,988 $10,232 $10,439
90+ days delinquent $38 $43 $42 $41 $58
90+ days ratio 0.41% 0.47% 0.42% 0.40% 0.55%
Net charge-offs $15 $18 $27 $26 $27
as % of loans 0.66% 0.78% 1.07% 1.00% 1.04%
Home equity - direct

Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Homebuilders, developers tied to
weakening real estate market
Increasing severity of loss due to
significant declines in valuations
Valuations; relatively small home
equity portfolio
23%
18%
10%
31%
11%
5%
1% 1%
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 2.09      7% 74         13% 36           9%
Commercial mortgage 1.63      13% 102       20% 12           13%
Commercial construction 0.89      17% 49         12% 20           13%
Commercial lease -        0% -        0% -          0%
Commercial 4.61      9% 225       15% 68           11%
Mortgage 2.74      29% 357       50% 47           69%
Home equity 0.99      8% 26         11% 9            17%
Auto 0.49      6% 4          12% 5            11%
Credit card 0.10      5% 1          4% 3            9%
Other consumer 0.12      11% -        0% 1            13%
Consumer 4.44      13% 388       38% 65           32%
Total 9.05      11% 613       25% 133         16%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs NCOs
12%
17%
8%
58%
1%
4%
0%
27%
9%
15%
35%
1%
4%
7%
2%
*Loans remaining in loan portfolio as of December 31, 2008 (data excludes loans held-for-sale)

Fifth Third Bank | All Rights Reserved
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Homebuilders, developers tied to
weak real estate market
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 4.78      16% 99         18% 81           21%
Commercial mortgage 3.41      27% 122       24% 32           34%
Commercial construction 0.82      16% 65         16% 50           33%
Commercial lease 0.22      6% 4          18% - 0%
Commercial 9.23      18% 290       20% 163         26%
Mortgage 1.29      14% 96         13% 8            11%
Home equity 2.72      21% 65         27% 15           28%
Auto 1.12      13% 7          21% 6            14%
Credit card 0.32      18% 7          23% 5            16%
Other consumer 0.12      11% -        0% 1            14%
Consumer 5.57      17% 175       17% 35           17%
Total 14.80    18% 465       19% 198         24%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs NCOs
40%
16%
25%
4%
8%
3%
3%
1%
21%
25%
14%
1%
14%
2%
21%
2%
*Loans remaining in loan portfolio as of December 31, 2008 (data excludes loans held-for-sale)
32%
23%
6%
1%
9%
18%
8%
1%
2%

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, does business, are less favorable than expected;
(2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth
Third, or the businesses in which Fifth Third, is engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of Fifth
Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities; (18) difficulties in combining the operations of acquired entities; (19) lower than expected gains related to any potential sale of businesses, (20) loss of income from any potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth (21) ability to secure confidential information through the use of computer systems and telecommunications networks; and (22) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States
Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at or on the Fifth
Third’s Web site at . Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.
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